Exhibit 99.1
Latch Announces New Leadership Team
Under the direction of new leadership, the company remains focused on its core multifamily access control and smart building solutions business.

ST. LOUIS - Feb. 6, 2025 - Latch, Inc., soon to be DOOR, today announced the appointment of a new leadership team to spearhead its next phase of growth and execution. The appointments, which are effective immediately, include:

●Dave Lillis, Chief Executive Officer – Dave Lillis has been appointed by Latch’s board of directors as Chief Executive Officer, succeeding interim CEO Jason Keyes, who is stepping down as planned following the completion of Latch’s financial restatement in December 2024. Lillis joined Latch at its St. Louis headquarters as Senior Vice President of Finance in July 2023 and brings extensive experience in scaling companies and driving financial discipline. Prior to joining Latch, Lillis served as Chief Financial Officer of RubinBrown LLP, an accounting and professional consulting firm, and was previously Business Finance Officer of Mastercard Global Prepaid, where he oversaw financial strategy for the division following the merger of Mastercard Worldwide’s Prepaid Management Services and Global Prepaid divisions.
●Jeff Mayfield, Chief Financial Officer – Jeff Mayfield has been appointed as Chief Financial Officer, succeeding interim CFO Marc Landy, who is also stepping down as expected with the completion of the restatement process. Mayfield will oversee the finance and accounting teams and is tasked with getting the company current with its SEC reporting obligations. Mayfield, a Certified Public Accountant, joined Latch as Controller from MasterCard Worldwide in August 2023 and was instrumental in working with Lillis to rebuild the company’s accounting team and complete the company’s financial restatement. He has over 20 years of experience as a seasoned finance leader with a proven track record in navigating complex financial environments and delivering long-term value.
●Priyen Patel, Chief Strategy and Legal Officer – Priyen Patel, in his expanded role as Chief Strategy and Legal Officer, will work closely with Lillis and the rest of the leadership team to develop and implement the company’s strategic plans, identify growth and partnership opportunities, and further optimize the business. He will also continue to lead Latch’s legal function. Patel has played a critical role in helping drive business strategy at Latch for nearly six years and brings a wealth of legal and strategic business experience to the role.
●James Malone, Head of Revenue – James Malone has joined Latch as Head of Revenue with a mandate to drive value throughout the customer lifecycle and a focus on optimizing performance for Latch’s customers across its ecosystem of products. He has over a decade of experience leading and scaling revenue organizations at real estate technology companies, including SmartRent. Malone has a history of driving revenue growth, improving operational spending impact, and leading high-performance teams with enhanced operational standards and technology.
●Chris Peckham, Head of Operations - Chris Peckham, previously Head of Sales, is stepping into a new role as Head of Operations. In this position, he will focus on optimizing the key systems and processes that support customers and drive the business forward. This includes refining Latch’s customer support and customer success functions, growing HelloTech’s service offerings, streamlining vendor and supply chain operations, and ensuring that customer interactions with Latch meet the highest standards.
●Ryan Salmons, VP of Engineering - Ryan Salmons, who joined Latch in July 2024 through the acquisition of HelloTech, now leads all product and engineering teams at the company. As the former Chief Technology Officer at HelloTech, Salmons brings deep expertise in building cutting-edge technology solutions. His leadership will be instrumental in advancing Latch’s best-in-class hardware and software offerings, accelerating product innovation, and expanding Latch’s real estate technology ecosystem to deliver even greater value to customers.

“The collective expertise and vision of this exceptional leadership team will be instrumental in continuing to deliver value for Latch customers and stockholders and drive operational efficiency,” said Raju Rishi, Latch’s Lead Director. “Completing the restatement process in December was a critical milestone for the business, and we are thankful for the leadership of Jason and Marc over the past two years. We also look forward to the next chapter under the leadership of Dave, Jeff, Priyen, James, Chris, and Ryan.”

“I am excited to step into Latch’s CEO role and lead the company as we enter into this pivotal phase of growth and execution,” said Lillis. “Since joining the company 18 months ago, we have restructured the company to create a scalable foundation for growth and transformed the business to broaden our product and service offerings. We now have a full suite of products that should enable our customers to more efficiently and intelligently operate their buildings.”

These appointments underscore the company’s focus on execution and innovation, enhancing customer engagement, and driving operational excellence. With this new leadership team in place, Latch is poised to continue to deliver best-in-class multifamily access control and smart building solutions.

Latch continues to work diligently toward completing its outstanding SEC filings for the year ended December 31, 2023 and believes it remains on target to make such filings in the first quarter of 2025.

About Latch, Inc.
Latch makes spaces better places to live, work, and visit through a system of software, devices, and services. For more information, please visit www.latch.com.

Forward Looking Statements
This release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "would," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the company's products and services, growth, performance, operations, and business plans, and the related benefits to stockholders, customers, and residents; release of the company’s financial results; and transitions in the company’s management team. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including: the company's ability to implement business plans; installation and implementation of new products by customers; subsequent changes in the company’s management team; unexpected costs or delays; and other factors outside of the company’s control. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2024, and other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the

United States and the rules and regulations of the SEC. The company does not give any assurance that it will achieve its expectations.

Media Contact
press@latch.com

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